Fees Summary	Jul. 07, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 7,304,339.52
Previously Paid Amount	0.00
Total Fee Amount	1,118.29
Total Offset Amount	0.00
Net Fee	$ 1,118.29
Final Prospectus	false